UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 1998


                        CORPORATE OFFICE PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                       0-20047             23-16919390
(State or other jurisdiction of         (Commission          (IRS Employer
        incorporation)                  File Number)     Identification Number)


                          One Logan Square, Suite 1105
                             Philadelphia, PA 19103
               (Address of principal executive offices) (Zip Code)


                                 (215) 567-1800
               Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     Effective March 16 1998, Corporate Office Properties Trust (the "Trust") merged with Corporate Office Properties Trust, Inc. (the "Company") as previously described in the Company's proxy statement dated February 11, 1998.

Item 7. Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired

               The Financial Statements of the Company were filed with the Trust's Registration Statement on Form S-4 (Commission File No. 333-45649) and are incorporated herein by reference.

          (b)  Pro Forma Financial Information

               The Pro Forma Condensed Consolidated Financial Statements of the Trust were filed with the Trust's Registration Statement on Form S-4 (Commission File No. 333-45649) and are incorporated herein by reference.

          (c)  Exhibits


Exhibit No.             Description

2.3 Agreement and Plan of Merger, dated January 31, 1998, among the Company, COPT, Inc. and the Trust (filed with the Trust's Registration Statement on Form S-4 (Commission File No. 333-45649) and incorporated herein by reference).

4.1 Form of certificate for the Registrant's Common Shares of Beneficial Interest, $0.01 par value per share (filed with the Trust's Registration Statement on Form S-4 (Commission File No. 333-45649) and incorporated herein by reference).

16.1 Letter to the Commission from Lurie, Besikof, Lapidus & Co., LLP dated November 4, 1997 (filed with Company's Current Report on Form 8-K on November 6, 1997, and incorporated herein by reference).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 20, 1998


                                 CORPORATE OFFICE PROPERTIES TRUST


                                 By:    /s/ Thomas D. Cassel
                                       ---------------------------------
                                 Name:  Thomas D. Cassel
                                 Title: Vice President, Finance
                                          and Treasurer

                                  EXHIBIT INDEX


                                                                       Page
Exhibit No.       Description                                         Number

2.1            Agreement and Plan of Merger, dated as of January
               31, 1998, between the Company, COPT, Inc. and the
               Trust (filed with the Trust's Registration
               Statement on Form S-4 (Commission File No.
               333-45649) and incorporated herein by reference).

4.1            Form of certificate for the Registrant's Common
               Shares of Beneficial Interest, $0.01 par value per share (filed with the Trust's Registration
               Statement on Form S-4 (Commission File No.
               333-45649) and incorporated herein by reference).

16.1 Letter to the Commission from Lurie, Besikof, Lapidus & Co., LLP dated November 4, 1997 (filed with Company's Current Report on Form 8-K on November 6, 1997, and incorporated herein by reference).